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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 4, 2002
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    1-12175                     75-2662240
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)           (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                              3150 SABRE DRIVE
                          SOUTHLAKE, TEXAS 76092
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 9.   REGULATION FD DISCLOSURE.

    On June 4, 2002, Registrant announced that Yahoo!, Sabre and Sabre's wholly-owned subsidiary Travelocity.com have entered into a long term strategic alliance. The news release announcing the transaction is filed as an exhibit to this report.

    The Registrant continues to expect its earnings to be within the range of $1.93 to $2.03, before special items, for the full year 2002. Sabre expects the transaction with Yahoo! to be slightly dilutive to earnings in the second half of 2002 due to earlier than anticipated renewal of its contract with Yahoo!. The multi-year deal with Yahoo! is expected to be accretive to Sabre's earnings over the term of the transaction.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

    Statements in this report and the news release filed herewith which are not purely historical facts, including statements about the expected performance of the relationship between the parties being announced in this release, the expected performance of new initiatives, products and/or services discussed in this release, the development and adoption of new technology and products, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre and Yahoo! on the date hereof. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements in this release, including risks or uncertainties related to: the success of the relationship between the parties being announced in this release, competition from established and emerging travel distribution channels; travel agency consolidation and increased competition for travel agency subscribers; rapid technological changes; systems failures or constraints and business interruptions, the slower spending environment for advertising sales; the demand by customers for the products and services discussed in this release; the dependence on third parties for technology, content and distribution and general economic conditions (including the effects of events related to the terrorist attacks on the United States of September 11, 2001). Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-Q with the Securities and Exchange Commission.

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                                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SABRE HOLDINGS CORPORATION


                                              By:     /s/ James F. Brashear
                                              Name:   James F. Brashear
                                              Title:  Corporate Secretary
Date: June 4, 2002